UNIVERSAL ANNUITY


ANNUAL REPORTS
DECEMBER 31, 1998



















                      THE TRAVELERS TIMED GROWTH AND INCOME
                      STOCK ACCOUNT FOR VARIABLE ANNUITIES

                         THE TRAVELERS TIMED SHORT-TERM
                       BOND ACCOUNT FOR VARIABLE ANNUITIES

                         THE TRAVELERS TIMED AGGRESSIVE
                      STOCK ACCOUNT FOR VARIABLE ANNUITIES













   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Tower Square
   Hartford, CT  06183

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report. The Travelers Timed Growth and Income Stock Account for Variable Annuities. The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1998



ECONOMIC REVIEW AND OUTLOOK

The year 1998 saw a widely gyrating U.S. stock market with sector performance varying. The large-cap oriented Standard & Poor's 500 Stock Index ("S&P 500") returned 28.6% for the year. The Standard & Poor's 400 Midcap Stock Index had a gain of 19.1% while the Russell 2000 Stock Index ("Russell 2000") of smaller companies had a negative return of 2.6% for the year. Dividend-paying defensive stocks such as utilities performed better than the average small- and mid-cap stocks. While technology stocks were adversely impacted by the global financial crisis which began in late 1997, they have since rebounded, led by Internet-related names.

The economies of the developed world flourished in 1998 while emerging markets generally suffered. Low interest rates, robust consumer spending and benign inflation fueled economic growth in the U.S. and Europe creating favorable conditions for corporate profitability. In contrast, Russia's economy collapsed, Asia's economies remained mired in recession and Brazil's economy faltered at year-end after $30 billion was spent to defend its currency during the year.

The year 1998 was also a record for mergers and acquisitions, nearly double 1997's total. An example of this trend is the merger of oil giants Exxon and Mobil announced in December which will result in the creation of the world's largest company in terms of revenue. In the technology sector, merger activity between Internet service providers, phone companies, cable companies and telecommunications firms heated up, as "convergence" became the new mantra.

We remain guardedly optimistic about the U.S. economy's resiliency in the first half of 1999 and expect interest rates to stay low and the technology - led revolution to continue. However, the risks from foreign markets cannot be discounted and future corporate earnings may come under increasing pressure.

EQUITY COMMENTARY

The deepening global financial crisis and its adverse impact on global economies and leveraged hedge funds sent the U.S. stock market into a tailspin during the third quarter of 1998. The S&P 500 fell by almost 10% in the third quarter while the Russell 2000 fared even worse with a decline of 20%.

The third quarter began on a promising note as stock prices rose by almost 5% in the first half of July. From the all-time highs established on July 17, 1998, a series of bad news related to political and currency turmoil led the stock market down through the end of August. The market decline over that period was close to 20%, which qualifies under most scenarios as a bear market.

The bulk of the bad news in August came from the political and economic crisis in Russia and the continuing spread of the currency contagion. The collapse of the Russian ruble and the restructuring of Russian debt triggered trading and lending losses at brokerage firms and banks. The crisis in the financial sector took a turn for the worse later in the quarter as several hedge funds disclosed losses related to the global financial turmoil. Several stocks in the financial sector saw their market value cut in half during the third quarter.

Increased uncertainty over Clinton's presidency and the bigger question of the damage to corporate profits added to the volatility in the stock market. The increased prospects of a global and U.S. economic slowdown led to some easing of monetary policy. Japan first decreased short-term interest rates by 20 basis points and the Federal Reserve Board ("Fed") followed suit with a 25 basis point rate cut in late September. The U.S. stock market rallied in anticipation of the rate cut and stock prices rose by almost 6% in September.

In the large capitalization stock universe, high quality growth stocks performed better than value stocks in the third quarter of 1998. The Utilities sector produced the only positive performance in the third quarter while the Financial Services and Energy sectors at the other end of the spectrum fell by over 20%. Large cap Technology and Health Care stocks held up reasonably well, but consumer stocks declined sharply against the likely backdrop of an economic slowdown.

A proactive and aggressive stance by the Fed halted the stock market slide early in the fourth quarter of 1998 and sent stock prices soaring in November and December. The fourth quarter rally erased losses from the third quarter and most market measures reached all-time highs.

The negative sentiment in the stock market persisted through the first week of October as the S&P 500 fell another 6%. Investor concerns focused on the impact of the Russian crisis, global lending and trading losses on U.S. economic and earnings growth.

Sentiment reversed in the second week of October after most market indexes had declined over 20% from their all-time highs. The reversal in trend turned into a significant stock market rally when the Fed cut short term rates by an unexpected 25 basis points in the middle of October. The surprise Fed action raised hopes that a proactive stimulative monetary policy by most central banks would avert a global recession.

The stock market rally, triggered by the unexpected Fed rate cut in mid-October, continued almost unabated through the months of November and December. The market was also helped by economic reports in the fourth quarter which were well ahead of expectations. Despite the strength in the economy, interest rates remained low mainly as a result of low inflation.

In the large cap universe, all sectors except Energy which declined by 3%, registered strong gains in the fourth quarter. The market rally was led by the Technology and Health Care sectors which rose by over 30%. The Financial Services, Transportation and Producer Durables sectors also performed well.

The performance of the U.S. stock market in 1998 proves yet again that interest rate changes and liquidity flows may have a more dominant influence on stock prices than most other factors. In a year where earnings growth was close to zero, most measures of the U.S. stock market have risen by over 20%. Declining interest rates, which fell from 5.9% to 5.1% during 1998, have triggered a significant expansion in the market price-to-earnings ratio ("P/E"). The upward pressure on stock prices has been further amplified by strong money flows as yields on alternative investments have dwindled.

A notable aspect of the stock market performance in 1998 was the divergence in returns across different styles and segments of the market. While the S&P 500 rose by 28.6% in 1998, the Russell 2000 actually declined by 2.6%. The gain in large company growth stocks of 42.2% was well ahead of the 14.7% advance of large company value stocks and almost out of sight compared to small company value stocks which fell by 6.5%.

With earnings growth slowing down, the market P/E multiple has now reached 23 times 1998 earnings. It appears that the biggest risk to the stock market still remains on the earnings front. Earnings estimates for 1999 remain high and it is quite likely that these earnings forecasts will be revised down. Despite the overhang of possible downward earnings revisions, we believe that support from low interest rates should limit an excessive downside.

FIXED INCOME COMMENTARY

Problems that started with Asia's currency devaluations in the summer of 1997 hit the bond market hard in August and September of 1998. Bond values fell dramatically and asset-backed bonds, mortgage-backed securities, emerging-market debt and corporate bonds all were negatively affected. In 1998, the more risk a bond investor assumed, the more he or she suffered.

For the year ended December 31, 1998, the Lehman Government/Corporate Index returned 9.47%. During the year, the spreads between different types of bonds and U.S. Treasuries widened at record speed as investors gravitated to safety amidst rising stock market volatility and higher investor anxiety about the global economy. The Fed then changed its monetary policy from one of vigilance against inflation to one of combating deflation during the reporting period and cut rates three times. So far in 1999, spreads have tightened, bond market liquidity has returned and the bond market has stabilized.

Markets and policy makers expect real U.S. economic growth to finally slow to the 1%-2% level in 1999 after 3 years of 3% plus growth. The slowdown is expected to be led by a sharp reduction in the growth rate of investment spending and continued weakness in the export sector. The Conference Board survey of corporate sentiment indicates that capital-spending plans have not yet rebounded with the stock market and consumer sentiment. Year 2000 compliance ("Y2K") spending is temporarily boosting capital spending, yet industrial overcapacity and several years of rapid spending in technology make slower investment spending highly likely.

However, a drop in the rate of consumer spending growth is essential to any meaningful forecast of 1%-2% real Gross Domestic Product growth. This has not happened yet despite two years where consumer spending has been close to consumer income. The wealth effect from three years of 20% plus stock market gains is estimated to increase spending 1.5% more than implied by income growth. Lower interest rates, lower oil and other commodity prices, and declining import prices have further boosted consumer purchasing power.

The tight employment market has also been a major force behind high consumer confidence and spending plans. December brought a further sharp drop in oil prices and continued record high (which substantially exceeded expectations) auto sales and housing starts. These factors cause us to push any forecast of a consumer slowdown further out into the future which will delay any further Fed rate cuts.

There are storm clouds on the horizon that could lead the consumer to retreat. Latin America has been pushed into recession by last summer's emerging market meltdown and could be subject to further pressure if a Brazilian crisis erupts. Latin America has a larger economic impact on the U.S. than Asia and Russia. A decline in the stock market could rattle the consumer, although the stock markets continued resilience means that a sustained downturn is required before spending would be significantly impacted. Japan is also a big question mark. Economic activity is now declining there after several years of flat growth.

Despite three rate cuts in the second half of 1998, it would be hard to say the Fed has adopted an easy monetary policy. Short-term interest rates are still more than 3% above inflation and are high relative to nominal growth. Credit market spreads are high and banks are tightening credit standards. These factors create a downward bias for short-term rates over the long-term, but rates are likely to remain stable until the consumer slows down.

With the Fed on hold, there will be some upward pressure on long-term rates. But slow growth outside the U.S. and continued low inflation should prevent rates from rising too much. The fact that so much of the U.S. Treasury curve trades below the federal-funds rate is a big factor in the continued high spreads in the investment grade corporate market. Because of this, spreads should move to offset the change in U.S. Treasury yields - narrowing when yields rise and widening when yields fall.



DAVID A. TYSON, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

                                TABLE OF CONTENTS


[CAPTION]

                                                                                                                       PAGE
---------------------------------------------------------------------------------------------------------------------------

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES.................................................................................................. 5

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES......................................................18

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES.....................................................27

                                  THE TRAVELERS
                             TIMED GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by the Travelers Investment Management Company ("TIMCO"). Account TGIS is managed to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account TGIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standards & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the twelve months ending December 31, 1998, Account TGIS achieved a total return of 30.3%, before fees and expenses, ahead of the S&P 500 return of 28.6%. Net of fees and expenses, Account TGIS's total return of 26.7% for the year compared favorably to the 15.6% average return for variable annuity stock accounts in the Lipper Growth & Income category.

During the third quarter of 1998, stock selection in the Consumer Discretionary, Financial Services and Producer Durables sectors had an adverse impact on relative performance. Media stocks such as New York Times, Meredith Corp. and Clear Channel Communications and our holdings in the retail sector such as Jones Apparel and General Nutrition sold off sharply on concerns of future earnings weakness resulting from a possible recession. The prospect of a slower economy also hurt Producer Durable stocks like United Technologies and Deere Corp. where we had a modest overweight position. Trading and lending losses during the third quarter devastated the Financial Services sector. Our overweight positions in BankBoston, Equitable Companies, Morgan Stanley Dean Witter and Merrill Lynch hurt performance.

Our stock selection in the Technology and Energy sectors contributed positively to performance in the third quarter. Our positions in higher growth Technology stocks such as Cisco Systems, EMC Corp. and Symbol Technologies performed well in the third quarter. Being underweight in several poorly performing stocks such as Computer Associates, Parametric Technologies and 3Com Corp. also helped. In the Energy sector, we gained from underweight positions in stocks such as Royal Dutch and Occidental Petroleum.

During the fourth quarter of 1998, stock selection was favorable in most sectors. The biggest contributions to relative performance came from the Technology, Health Care, Consumer Discretionary, Producer Durables and Utilities sectors. In the Technology sector, a number of our overweight position in stable growth companies with rising earnings estimates such as Cisco Systems, Symbol Technologies, EMC Corp., Dell Computers and Lucent Technologies performed well. The biggest gain however, came from America Online which rose by 70% in December alone on the heels of a frenzied pursuit of Internet stocks and its inclusion into the S&P 500 on the last day of the year. Guidant Corp., a leading manufacturer of cardiological equipment, and Amgen, the world's largest biotechnology company, were our top stock picks in the Health Care sector. Both stocks rose by almost 50% in the fourth quarter on strong revenue growth and positive earnings surprises.

A strong recovery in retail and media stocks from their lows in the third quarter helped performance in the Consumer Discretionary sector. Our retail holdings in Dayton Hudson, Staples Inc. and CVS Corp. performed well and media stocks such as New York Times and Clear Channel Communications recovered from near-recession levels as investors felt reassured about economic prospects after the Federal Reserve Board action to cut interest rates.

Our good performance in the Producer Durables sector was achieved from a combination of picking the winners in the sector and avoiding the losers. Our emphasis on Tyco International, a world leader in security systems, paid off while we avoided some of the bigger losers within the sector such as Minnesota Mining and Lockheed Martin.

In the Utilities sector, we have been emphasizing long-distance and cellular telephone companies such as Airtouch Communications, Sprint PCS and MCI Worldcomm at the expense of the regional telephone companies and the electric utilities group. We were rewarded in these positions as investors paid a premium for the higher growth prospects of these companies within a relatively low growth sector.

With earnings growth slowing down, the market price-to-earnings ratio has now reached 23 times 1998 earnings. It appears that the biggest risk to the stock market still remains on the earnings front. Earnings estimates for 1999 remain high and it is quite likely that these earnings forecasts will be revised down. Despite the overhang of possible downward earnings revisions, we believe that support from low interest rates should limit excessive downside.

In our disciplined approach to stock selection, we screen our research universe of over 1,000 large-cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. A small sample of our current holdings is presented here to illustrate our investment approach. In the technology sector, we focus on higher growth industries like networking and software through our positions in Symbol Technologies, EMC Corp., Cisco Systems and Oracle which are still trading at reasonable valuations. Our emphasis on Amgen and Guidant Corp., leaders in the biotechnology and medical devices industries respectively, also seeks growth at a reasonable price.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

ASSETS:
    Investment securities, at market value (cost $94,534,985)..................................      $    112,191,273
    Receivables:
        Dividends..............................................................................               104,743
        Investment securities sold.............................................................             1,914,583
        Purchase payments and transfers from other Travelers accounts..........................                11,365
        Variation on futures margin............................................................                17,000
                                                                                                      ----------------

           Total Assets........................................................................           114,238,964
                                                                                                      ----------------

LIABILITIES:
    Cash overdraft.............................................................................                48,379
    Payables:
        Investment securities purchased........................................................             1,520,413
        Contract surrenders and transfers to other Travelers accounts..........................                48,252
        Investment management and advisory fees................................................                 7,983
        Market timing fees.....................................................................                30,721
    Accrued liabilities........................................................................                30,820
                                                                                                      ----------------

           Total Liabilities...................................................................             1,686,568
                                                                                                      ----------------

NET ASSETS:
    (Applicable to 25,191,932 units outstanding at $4.468 per unit)............................       $   112,552,396
                                                                                                      ================




















                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
    Dividends...............................................................     $      1,759,757
    Interest................................................................              593,002
                                                                                 -----------------
        Total income........................................................                            $   2,352,759

EXPENSES:
    Market timing fees......................................................            1,775,228
    Investment management and advisory fees.................................              461,300
    Insurance charges.......................................................            1,775,228
                                                                                 -----------------
        Total expenses......................................................                                4,011,756
                                                                                                      ----------------

           Net investment loss..............................................                               (1,658,997)
                                                                                                      ----------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold............................          253,007,169
        Cost of investment securities sold..................................          192,658,399
                                                                                 -----------------

           Net realized gain................................................                               60,348,770

    Change in unrealized gain on investment securities:
        Unrealized gain at December 31, 1997................................           49,281,960
        Unrealized gain at December 31, 1998................................           17,656,288
                                                                                 --
                                                                                   ---------------

           Net change in unrealized gain for the year.......................                              (31,625,672)
                                                                                                      ----------------

               Net realized gain and change in unrealized gain..............                               28,723,098
                                                                                                      ----------------

    Net increase in net assets resulting from operations....................                           $   27,064,101
                                                                                                       ===============















                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                          1998              1997
                                                                                          ----              ----
OPERATIONS:
    Net investment loss........................................................    $     (1,658,997)    $    (821,937)
    Net realized gain from investment security transactions....................          60,348,770        29,409,972
    Net change in unrealized gain on investment securities.....................         (31,625,672)       18,381,102
                                                                                     ---------------   ---------------

        Net increase in net assets resulting from operations...................          27,064,101        46,969,137
                                                                                     ---------------   ---------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 1,393,179 and 2,453,311 units, respectively)............           5,425,118         7,827,231
    Participant transfers from other Travelers accounts
        (applicable to 1,384,558 and 2,764,694 units, respectively)............           5,367,961         9,073,766
    Market timing transfers from other Travelers timed accounts
        (applicable to 10,452,244 and 13,417,785 units, respectively)..........          44,617,650        40,990,167
    Administrative charges
        (applicable to 31,443 and 67,786 units, respectively)..................            (133,088)         (224,578)
    Contract surrenders
        (applicable to 3,370,312 and 5,047,459 units, respectively)............         (13,144,096)      (15,992,402)
    Participant transfers to other Travelers accounts
        (applicable to 2,139,672 and 4,764,847 units, respectively)............          (8,225,358)      (14,956,016)
    Market timing transfers to other Travelers timed accounts
        (applicable to 42,726,533 and 16,465,702 units, respectively)..........        (160,776,295)      (45,755,486)
    Other payments to participants
        (applicable to 82,003 and 89,224 units, respectively)..................            (319,237)         (274,330)
                                                                                     ---------------   ---------------

        Net decrease in net assets resulting from unit transactions............        (127,187,345)      (19,311,648)
                                                                                     ---------------   ---------------

           Net increase (decrease) in net assets...............................        (100,123,244)       27,657,489

NET ASSETS:
    Beginning of year..........................................................         212,675,640       185,018,151
                                                                                     ---------------   ---------------

    End of year................................................................    $    112,552,396    $  212,675,640
                                                                                     ===============   ===============







                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. (formerly Travelers Group Inc.), and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. eastern standard time closing price of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price as of the close of business of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $110,332,539 and $203,163,041, respectively; the cost of purchases and proceeds from sales of direct and indirect U.S. government securities were $878,904 and $1,396,370, respectively, for the year ended December 31, 1998. Realized gains and losses from investment security transactions are reported on an identified cost basis.

Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $16,676 and $24,649 for the years ended December 31, 1998 and 1997, respectively.

At December 31, 1998, Account TGIS held 20 open S&P 500 Stock Index futures contracts expiring in March, 1999. The underlying face value, or notional value, of these contracts at December 31, 1998 amounted to $6,227,500. In connection with these contracts, short-term investments with a par value of $335,000 had been pledged as margin deposits.

Net realized gains resulting from futures contracts were $2,707,685 and $6,907,342 for the years ended December 31, 1998 and 1997, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1998 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TGIS.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TGIS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $57,912 and $94,019 of contingent deferred sales charges for the years ended December 31, 1998 and 1997, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)


                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
                                                             1998         1997        1996         1995         1994
                                                             ----         ----        ----         ----         ----
SELECTED PER UNIT DATA:
 Total investment income................................  $    .064   $     .075   $     .061   $     .083  $     .064
 Operating expenses.....................................       .110         .090         .069         .057        .041
                                                          ----------  -----------  ----------   ----------  -----------

 Net investment income (loss)...........................      (.046)       (.015)       (.008)        .026        .023

 Unit value at beginning of year........................      3.526        2.717        2.263        1.695       1.776
 Net realized and change in unrealized gains (losses)...       .988         .824         .462         .542       (.104)
                                                          ----------  -----------  ----------   ----------  -----------

 Unit value at end of year..............................  $   4.468   $    3.526   $    2.717   $    2.263  $    1.695
                                                          ==========  ===========  ==========   ==========  ===========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value..................  $     .94   $      .81   $     .45    $     .57   $    (.08)
 Ratio of operating expenses to average net assets*.....       2.82 %       2.82 %      2.82 %       2.82 %       2.82 %
 Ratio of net investment income (loss) to average net        (1.16) %      (.45) %     (.34) %       1.37 %       1.58 %
assets*.................................................
  Number of units outstanding at end of year                 25,192       60,312      68,111      105,044       29,692
(thousands).............................................
 Portfolio turnover rate................................         81 %         63 %        81 %         79 %         19 %

*        Annualized.

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1998


                                     NO. OF          MARKET
                                     SHARES           VALUE
                                   ------------    ------------
COMMON STOCKS (94.3%)

 AEROSPACE (0.5%)
  Boeing Co.                             8,800   $     287,100
  General Dynamics Corp.                 4,800         281,400
                                                 --------------
                                                       568,500
                                                 --------------
 AIRLINES (0.1%)
  AMR Corp. (A)                          1,860         110,438
                                                 --------------

 AUTOMOTIVE (1.7%)
  Daimlerchrysler AG (A)                 1,822         175,026
  Ford Motor Co.                        15,800         927,262
  General Motors Corp.                   4,800         343,500
  Lear Corp. (A)                         4,800         184,800
  Navistar International Corp. (A)       9,400         267,900

                                                 --------------
                                                     1,898,488
                                                 --------------
 BANKING (7.0%)
  Bank One Corp.                         6,672         340,689
  BankAmerica Corp.                     20,803       1,250,780
  BankBoston Corp.                       7,700         299,819
  Capital One Financial Corp.            1,800         207,000
  Chase Manhattan Corp.                 11,448         779,180
  Comerica, Inc.                         4,100         279,569
  Fifth Third Bancorp                    4,100         292,509
  First Union Corp.                      2,900         176,356
  Fleet Financial Group Inc.             9,500         424,531
  Golden West Financial Corp.            2,700         247,556
  J.P. Morgan & Company                  2,400         252,150
  M & T  Bank Corp.                        300         155,681
  National City Corp.                    6,300         456,750
  PNC Bank Corp.                         2,900         156,963
  Republic New York Corp.                5,200         236,925
  State Street Corp.                     4,100         285,206
  Summit Bancorp.                        7,200         314,550
  SunTrust Banks, Inc.                   6,300         481,950
  Washington Mutual                      6,050         231,034
  Wells Fargo & Co.                     23,700         946,519
                                                 --------------
                                                     7,815,717
                                                 --------------
 BEVERAGE (2.9%)
  Adolph Coors Co.                       7,500         423,515
  Anheuser-Busch Cos.                    4,800         315,000
  Coca-Cola Co.                         24,900       1,665,188
  PepsiCo, Inc.                         19,600         802,375
                                                 --------------
                                                     3,206,078
                                                 --------------
 BROKERAGE (1.9%)
  Lehman Brothers Holdings, Inc.         9,000         396,563
  Marsh & McLennan Cos.                  5,000         292,187
  Merrill Lynch & Co.                    9,700         647,475
  Morgan Stanley Dean Witter & Co.      11,540         819,340

                                                 --------------
                                                     2,155,565
                                                 --------------
 BUILDING MATERIALS (0.3%)
  Masco Corp.                           11,800         339,250
                                                 --------------
 CAPITAL GOODS (5.5%)
  Applied Materials, Inc. (A)            6,600   $     281,943
  Cordant Technologies, Inc.             5,200         195,000
  Crane Co.                              8,826         266,435
  Deere & Co.                            5,400         178,875
  Emerson Electric Co.                   4,000         250,250
  General Electric Co.                  35,500       3,623,219
  Honeywell, Inc.                        3,200         241,000
  Pitney Bowes, Inc.                     2,700         178,369
  Tellabs, Inc. (A)                      1,900         130,269
  TRW, Inc.                              5,000         280,937
  United Technologies Corp.              5,100         554,625
                                                 --------------
                                                     6,180,922
                                                 --------------
 CHEMICALS (1.3%)
  Crompton & Knowles Corp.               8,900         184,119
  Dow Chemical Co.                       2,200         200,062
  E.I. Dupont de Nemours & Co.           9,900         525,319
  Lyondell Petrochemical Co.             5,700         102,600
  Monsanto Co.                           5,300         251,750
  Praxair, Inc.                          6,100         215,025
                                                 --------------
                                                     1,478,875
                                                 --------------
 CONSTRUCTION MACHINE (0.4%)
  Caterpillar, Inc.                      3,600         165,600
  Ingersoll-Rand Co.                     6,500         305,094
                                                 --------------
                                                       470,694
                                                 --------------
 CONSUMER (3.5%)
  Clorox Co.                             3,700         432,206
  Colgate-Palmolive Co.                  3,000         278,625
  Eastman Kodak Co.                      3,250         234,000
  Gillette Co.                           6,978         337,125
  Kimberly Clark Corp.                   5,020         273,590
  Maytag Corp.                           5,000         311,250
  Meredith Corp.                         6,700         253,763
  Procter & Gamble Co.                  14,200       1,296,637
  Unilever N.V.                          6,700         555,681
                                                 --------------
                                                     3,972,877
                                                 --------------
 DEFENSE (0.2%)
  Raytheon Co.                           3,800         202,350
                                                 --------------

 ENTERTAINMENT (0.6%)
  Viacom, Inc. (A)                       3,425         253,450
  Walt Disney Co.                       14,623         438,690
                                                 --------------
                                                       692,140
                                                 --------------
 FINANCE (2.0%)
  American Express Co.                   6,900         705,525
  Associates First Capital Corp.         8,654         366,713
  Countrywide Credit Industries, Inc.    4,500         225,844

  Household International               10,900         431,912
  Pulte Corp.                            7,400         205,813
  Transamerica Corp.                     2,400         277,200
                                                 --------------
                                                     2,213,007
                                                 --------------

                                     NO. OF          MARKET
                                     SHARES           VALUE
                                   ------------    ------------
 FOOD (1.9%)
  Campbell Soup Co.                      4,700   $     258,500
  H. J. Heinz Co.                        7,500         424,687
  Interstate Bakeries Corp.              7,000         185,062
  Kellogg Co.                            3,800         129,675
  Sara Lee Corp.                        18,200         513,013
  Suiza Foods Corp. (A)                  6,100         310,719
  Sysco Corp.                           12,400         340,225
                                                 --------------
                                                     2,161,881
                                                 --------------
 HEALTHCARE (1.5%)
  Abbott Laboratories                   15,000         735,000
  Guidant Corp.                          4,300         474,075
  Healthsouth Rehabilitation
   Corp. (A)                            16,000         247,000
  Wellpoint Health Networks,
   Inc. (A)                              2,400         208,800
                                                 --------------
                                                     1,664,875
                                                 --------------
 HOME CONSTRUCTION (0.2%)
  Kaufman & Broad Home Corp.             6,400         184,000
                                                 --------------

 INDEPENDENT ENERGY (0.4%)
  Burlington Resources, Inc.             5,100         182,644
  Entergy Corp.                          7,400         230,325
  Halliburton Co.                        2,500          74,062
                                                 --------------
                                                       487,031
                                                 --------------
 INDUSTRIAL (1.6%)
  CBS Corp.                             12,600         412,650
  Mercury General Corp.                  2,900         127,056
  Sealed Air Corp. (A)                   5,200         265,525
  Tyco International Ltd.               10,209         770,142
  Waste Management, Inc.                 5,600         261,100
                                                 --------------
                                                     1,836,473
                                                 --------------
 INSURANCE (2.9%)
  Allstate Corp.                        12,876         497,335
  Ambac Financial Group, Inc.            3,200         192,600
  American International Group          13,312       1,286,272
  ChoicePoint, Inc. (A)                    310          19,995
  Everest Reinsurance Holdings           5,100         198,581
  Hartford Financial Services Group      5,400         296,325
  SunAmerica, Inc.                       5,150         417,794
  Transatlantic Holdings, Inc.           1,890         142,813
  20th Century Industries                7,400         171,588
                                                 --------------
                                                     3,223,303
                                                 --------------
 INTEGRATED ENERGY (4.8%)
  Amoco Corp.                            9,500         573,563
  Atlantic Richfield Co.                 5,900         384,975
  Chevron Corp.                          5,900         489,331
  Exxon Corp.                           24,100       1,762,312
  Mobil Corp.                            8,300         723,137
  Royal Dutch Petroleum Co.             15,300         732,487
  Texaco, Inc.                           8,300         438,863
  Unocal Corp.                          10,200         297,713
                                                 --------------
                                                     5,402,381
                                                 --------------
 MEDIA (2.3%)
  Clear Channel
   Communications, Inc. (A)              8,200   $     446,900
  Comcast Corp.                          7,900         463,878
  Gannett Company, Inc.                  5,200         344,175
  New York Times Co.                     6,600         228,938
  Tele-Communications, Inc. (A)          4,700         260,115
  Time Warner, Inc.                     10,200         633,037
  Times Mirror Co.                       4,000         224,000
                                                 --------------
                                                     2,601,043
                                                 --------------
 METALS (0.5%)
  Aluminum Company of
   America, Inc.                         5,812         433,357
  Bethlehem Steel Corp. (A)             14,500         121,438
                                                 --------------
                                                       554,795
                                                 --------------
 NATURAL GAS PIPELINE (0.8%)
  Columbia Energy Group                  3,400         196,350
  Enron Corp.                            2,900         165,481
  Sonat, Inc.                            4,300         116,369
  Williams Cos.                         12,200         380,488
                                                 --------------
                                                       858,688
                                                 --------------
 OIL FIELD (0.2%)
  Schlumberger Ltd.                      4,300         198,338
                                                 --------------

 PAPER (0.7%)
  Georgia-Pacific Group                  4,300         251,819
  International Paper Co.                2,300         103,069
  Mead Corp.                             5,190         152,132
  Weyerhaeuser Co.                       1,800          91,462
  Willamette Industries, Inc.            5,400         180,900
                                                 --------------
                                                       779,382
                                                 --------------
 PHARMACEUTICALS (10.2%)
  American Home Products Corp.          16,000         901,000
  Amgen, Inc. (A)                        5,100         532,950
  Baxter International, Inc.             5,900         379,444
  Bristol-Myers Squibb Co.               9,700       1,297,981
  CVS Corp.                             10,200         561,000
  Eli Lilly & Co.                       10,800         959,850
  Johnson & Johnson                     14,700       1,232,963
  Merck & Co.                           12,000       1,772,250
  Pfizer, Inc.                          13,160       1,650,757
  Pharmacia & Upjohn, Inc.               5,000         283,125
  Schering-Plough Corp.                 15,000         828,750
  Warner-Lambert Co.                    10,700         804,506
  Watson Pharmaceuticals, Inc. (A)       3,200         201,200

                                                 --------------
                                                    11,405,776
                                                 --------------
 RAILROADS (0.3%)
  CSX Corp.                              4,800         199,200
  Union Pacific Corp.                    1,900          85,619
                                                 --------------
                                                       284,819
                                                 --------------


                                     NO. OF          MARKET
                                     SHARES           VALUE
                                   ------------    ------------
 RETAILERS (5.6%)
  Costco Cos. (A)                        5,100   $     368,953
  Dayton Hudson Corp.                   10,200         553,350
  Gap, Inc.                              5,975         336,094
  Home Depot, Inc.                      18,200       1,113,612
  J.C. Penney Company, Inc.              2,500         117,187
  KMart Corp. (A)                       14,000         214,375
  May Department Stores Co.              2,400         144,900
  McDonalds Corp.                        6,500         498,062
  Nordstrom, Inc.                        6,300         218,925
  Rite Aid Corp.                         6,700         332,069
  Staples, Inc. (A)                      8,800         384,725
  TJX Companies, Inc.                   11,800         342,200
  Wal-Mart Stores, Inc.                 20,800       1,693,900
                                                 --------------
                                                     6,318,352
                                                 --------------
 SERVICES (4.3%)
  Equifax, Inc.                          1,300          44,444
  HBO & Co.                             12,400         356,112
  Medtronic, Inc.                        7,700         571,725
  Microsoft Corp. (A)                   27,700       3,837,314
                                                 --------------
                                                     4,809,595
                                                 --------------
 SUPERMARKETS (0.8%)
  Kroger Co. (A)                         5,900         356,950
  Safeway Inc. (A)                       8,543         520,589
                                                 --------------
                                                       877,539
                                                 --------------
 TECHNOLOGY (12.1%)
  America Online, Inc. (A)               3,300         511,912
  Ceridian Corp. (A)                     3,800         265,287
  Cisco Systems, Inc. (A)               19,475       1,808,131
  Compaq Computer Corp.                 17,179         720,423
  Computer Sciences Corp. (A)            4,800         309,300
  Compuware Corp. (A)                    3,600         281,137
  Dell Computer Corp. (A)               16,400       1,200,787
  EG&G, Inc.                             9,500         264,219
  EMC Corp. (A)                          7,700         654,500
  Gateway 2000, Inc. (A)                 1,600          81,900
  Hewlett-Packard Co.                    8,700         594,319
  International Business
   Machines Corp.                       11,000       2,032,250
  Intel Corp.                           20,600       2,441,743
  Motorola, Inc.                         5,900         360,269
  Oracle Corp. (A)                      12,600         543,768
  Sun Microsystems, Inc. (A)             2,200         188,238
  Symbol Technologies, Inc.              3,500         223,781
  Texas Instruments, Inc.                4,100         350,806
  3Com Corp. (A)                         8,400         376,687
  Xerox Corp.                            3,000         354,000
                                                 --------------
                                                    13,563,457
                                                 --------------
 TELECOMMUNICATIONS (10.1%)
  AirTouch Communications, Inc (A)      10,700   $     771,737
  Ameritech Corp.                       10,100         640,087
  AT&T Corp.                            18,500       1,392,125
  Bell Atlantic Corp.                   16,460         935,134
  BellSouth Corp.                       18,200         907,725
  GTE Corp.                              7,800         526,013
  Lucent Technologies Inc.              15,368       1,690,480
  MCI WorldCom, Inc. (A)                24,151       1,733,588
  MediaOne Group, Inc. (A)               9,000         423,000
  Nextel Communications, Inc. (A)       12,200         288,606
  SBC Communications, Inc.              18,050         967,931
  Sprint Corp. - Fon Group               4,570         384,451
  Sprint Corp. - PCS Group (A)          16,835         389,309
  US West, Inc.                          4,286         276,983
                                                 --------------
                                                    11,327,169
                                                 --------------
 TEXTILE (0.1%)
  Fruit of the Loom (A)                  8,400         116,026
                                                 --------------

 TOBACCO (1.6%)
  Loews Corp.                            2,200         216,150
  Philip Morris Cos.                    30,500       1,631,750
                                                 --------------
                                                     1,847,900
                                                 --------------
 U.S. AGENCY (1.2%)
  Federal Home Loan
   Mortgage Corp.                        6,700         431,731
  Federal National Mortgage
   Association                          13,100         969,400
                                                 --------------
                                                     1,401,131
                                                 --------------
 UTILITIES (2.3%)
  AES Corp. (A)                          7,700         364,787
  Alltel Corp.                           6,400         382,800
  Central & South West Corp.            12,200         334,737
  Edison International                  11,100         309,412
  FPL Group, Inc.                        4,800         295,800
  Houston Industries                     2,400          77,100
  PP&L Resources, Inc.                   8,700         242,513
  Southern Co.                           6,300         183,094
  Texas Utilities Co.                    8,600         401,513
                                                 --------------
                                                     2,591,756
                                                 --------------
   TOTAL COMMON STOCKS
    (COST $88,145,770)                             105,800,611
                                                 --------------


                                    PRINCIPAL        MARKET
                                     AMOUNT           VALUE
                                   ------------    ------------
SHORT-TERM INVESTMENTS (5.7%)

 COMMERCIAL PAPER (5.3%)
  Eastman Kodak Co.,
   5.30% due February 8, 1999    $     460,000   $     457,520
  Eaton Corp.,
   6.11% due January 6, 1999           800,000         799,320
  GE Capital Corp.,
   5.75% due January 13, 1999        1,600,000       1,597,075
  Household Finance Corp.,
   5.12% due January 4, 1999         1,421,000       1,420,193
  PepsiCo, Inc.,
   5.40% due January 27, 1999        1,730,000       1,723,514
                                                 --------------
                                                     5,997,622
                                                 --------------
 U.S. TREASURY (0.4%)
  United States of America Treasury,
   5.32% due May 27, 1999 (B)          400,000         393,040
                                                 --------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $6,389,215)                    6,390,662
                                                 --------------

                                    NOTIONAL
                                      VALUE
                                   ------------
FUTURES CONTRACTS (0.0%)

  S&P 500 Stock Index,
   Exp. March, 1999 (C)          $   6,227,500               -
                                                 --------------


   TOTAL INVESTMENTS (100%)
    (COST $94,534,985) (D)                       $ 112,191,273
                                                 ==============

NOTES

(A)   Non-income Producing Security.

(B) Par value of $335,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 1998, net unrealized appreciation for all securities was $17,656,288. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $19,270,485 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $1,614,197.




                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
The Travelers Timed Growth and Income Stock Account for Variable Annuities


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended present fairly, in all material respects, the financial position of The Travelers Timed Growth and Income Stock Account for Variable Annuities at December 3l, 1998, and the results of their operations for the year then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 1998, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


Hartford, Connecticut
February 15, 1999

                                  THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


The year 1998 was turbulent for the global financial markets as Asian economies and currencies imploded, other emerging markets were badly shaken, and fears spread that a global recession was underway. By year-end however, the Asian turmoil had lessened and the United States and European economies had weathered the storm. In fact, it is estimated that the U.S. will experience Gross Domestic Product growth of 3.75%.

The year ended with the 30-year Treasury Bond yield at 5.09% and the Federal Reserve Board ("Fed") funds rate at 4.75%. The 30-year Treasury bond was up 12 basis points from the September 30th level of 4.97%, but down 81 basis points from the beginning of the year. During the fourth quarter, the Fed lowered the federal funds rate twice by 25 basis points each time, the first time on October 15, 1998 in between it's meetings and the second time at the November 17, 1998 meeting. Further decreases in the Federal funds rate appear unlikely in the first quarter of 1999, as the Fed changed its stance to neutral at the meeting.

The strategy in management of The Travelers Timed Short-Term Bond Account for Variable Annuities, will be to extend maturities from the current average life of 23 days, to between 60 and 90 days. At December 31, 1998 the asset size of the portfolio was $197.3 million, with an average yield of 5.21%.

PORTFOLIO MANAGER: EMIL J. MOLINARO JR.

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


ASSETS:
    Investment securities, at market value (cost $197,256,824).................................        $  197,250,520
    Cash.......................................................................................                 8,058
    Receivables:
        Investment securities sold.............................................................             7,839,000
        Purchase payments and transfers from other Travelers accounts..........................                27,149
                                                                                                      ----------------

           Total Assets........................................................................           205,124,727
                                                                                                      ----------------

LIABILITIES:
    Payables:
        Investment securities purchased........................................................             7,835,601
        Contract surrenders and transfers to other Travelers accounts..........................                93,286
        Investment management and advisory fees................................................                14,025
        Market timing fees.....................................................................                53,973
    Accrued liabilities........................................................................                54,499
                                                                                                      ----------------

           Total Liabilities...................................................................             8,051,384
                                                                                                      ----------------

NET ASSETS:
    (Applicable to 137,066,818 units outstanding at $1.437 per unit)...........................        $  197,073,343
                                                                                                       ===============

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
    Interest................................................................                             $  8,762,846

EXPENSES:
    Market timing fees......................................................     $      1,991,215
    Investment management and advisory fees.................................              517,425
    Insurance charges.......................................................            1,991,215
                                                                                 -----------------
        Total expenses......................................................                                4,499,855
                                                                                                      ----------------

           Net investment income............................................                                4,262,991
                                                                                                      ----------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN (LOSS) ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold............................           96,093,292
        Cost of investment securities sold..................................           96,088,891
                                                                                 -----------------

           Net realized gain................................................                                    4,401

    Change in unrealized gain (loss) on investment securities:
        Unrealized gain at December 31, 1997................................                1,451
        Unrealized loss at December 31, 1998................................               (6,304)
                                                                                   ---------------

          Net change in unrealized gain (loss) for the year.................                                   (7,755)
                                                                                                      ----------------

           Net realized gain and change in unrealized gain (loss)...........                                   (3,354)
                                                                                                      ----------------

    Net increase in net assets resulting from operations....................                             $  4,259,637
                                                                                                      ================














                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                          1998              1997
                                                                                          ----              ----
OPERATIONS:
    Net investment income......................................................    $      4,262,991      $  2,113,331
    Net realized gain (loss) from investment security transactions.............               4,401              (336)
    Net change in unrealized gain (loss) on investment securities..............              (7,755)           11,785
                                                                                   -----------------  ----------------
        Net increase in net assets resulting from operations...................           4,259,637         2,124,780
                                                                                   -----------------  ----------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 4,899,841 and 2,871,021 units, respectively)............           6,966,870         3,957,433
    Participant transfers from other Travelers accounts
        (applicable to 3,275,494 and 1,695,500 units, respectively)............           4,642,138         2,349,190
    Market timing transfers from other Travelers timed accounts
        (applicable to 139,179,292 and 46,933,510 units, respectively).........         197,358,803        64,283,327
    Administrative charges
        (applicable to 111,227 and 57,421 units, respectively).................            (158,992)          (79,709)
    Contract surrenders
        (applicable to 9,833,684 and 4,875,179 units, respectively)............         (13,984,074)       (6,710,909)
    Participant transfers to other Travelers accounts
        (applicable to 6,135,224 and 5,843,389 units, respectively)............          (8,720,437)       (8,038,607)
    Market timing transfers to other Travelers timed accounts
        (applicable to 41,238,874 and 47,867,671 units, respectively)..........         (59,114,111)      (65,788,808)
    Other payments to participants
        (applicable to 230,542 and 159,816 units, respectively)................            (328,066)         (219,800)
                                                                                   -----------------  ----------------

        Net increase (decrease) in net assets resulting from unit transactions.         126,662,131       (10,247,883)
                                                                                   -----------------  ----------------

           Net increase (decrease) in net assets...............................         130,921,768        (8,123,103)

NET ASSETS:
    Beginning of year..........................................................          66,151,575        74,274,678
                                                                                   -----------------  ----------------

    End of year................................................................    $    197,073,343      $ 66,151,575
                                                                                   =================  ================










                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB"), is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. (formerly Travelers Group Inc.), and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. eastern standard time closing price of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB.
Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TSB.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TSB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $72,123 and $56,053 of contingent deferred sales charges for the years ended December 31, 1998 and 1997, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)


                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
                                                            1998         1997        1996        1995         1994
                                                            ----         ----        ----        ----         ----
SELECTED PER UNIT DATA:
 Total investment income...............................   $    .078   $     .077  $     .057   $    .074   $     .055
 Operating expenses....................................        .040         .039        .030        .035         .036
                                                          ---------   ----------  ----------   ---------   ----------

 Net investment income.................................        .038         .038        .027        .039         .019

 Unit value at beginning of year.......................       1.399        1.361       1.333       1.292        1.275
 Net realized and change in unrealized gains (losses)*.        .000         .000        .001        .002        (.002)
                                                          ---------   ----------  ----------   ---------   ----------
 Unit value at end of year.............................   $   1.437   $    1.399  $    1.361   $   1.333   $    1.292
                                                          =========   ==========  ==========   =========   ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase in unit value............................   $    .04    $     .04   $     .03    $    .04    $     .02
 Ratio of operating expenses to average net assets**...       2.82 %       2.82 %      2.82 %      2.82 %       2.82 %
 Ratio of net investment income to average net assets**       2.71 %       2.77 %      2.47 %      3.17 %       1.45 %
 Number of units outstanding at end of year (thousands)    137,067       47,262      54,565           -      216,713



* Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**       Annualized.

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1998



                                        PRINCIPAL         MARKET
                                          AMOUNT          VALUE
                                       ------------    ------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (100%)
  Asset Securitization Corp.,
   5.54% due January 21, 1999        $  12,850,000   $  12,812,337
  Associates Corp. of North America,
   5.16% due January 12, 1999           12,900,000      12,878,212
  Becton Dickinson & Company,
   5.20% due February 26, 1999           2,300,000       2,281,897
  Becton Dickinson & Company,
   5.17% due March 5, 1999               6,000,000       5,947,020
  Coca-Cola Co.,
   5.16% due February 23, 1999           9,850,000       9,776,539
  E.I. Dupont de Nemours & Co.,
   5.11% due January 13, 1999           12,900,000      12,876,419
  Eastman Kodak Co.,
   5.24% due January 26, 1999            9,500,000       9,465,676
  Eaton Corp.,
   6.11% due January 6, 1999             6,500,000       6,494,475
  Ford Motor Credit Co.,
   5.17% due January 15, 1999           12,900,000      12,872,845
  Gannett Company, Inc.,
   5.25% due January 14, 1999            9,500,000       9,481,323
  GE Capital Corp.,
   5.61% due February 4, 1999            5,500,000       5,473,374
  H.J. Heinz Co.,
   5.21% due February 3, 1999            9,850,000       9,803,675
  Household Finance Corp.,
   5.12% due January 4, 1999             7,840,000       7,835,547
  Marsh & McLennan Cos.,
   5.22% due January 28, 1999           12,800,000      12,750,285
  Motorola, Inc.,
   5.14% due February 25, 1999           2,535,000       2,515,397
  National Rural Utilities Coop
   Finance Corp.,
    5.13% due January 15, 1999           8,000,000       7,983,160
  Paccar Financial Corp.,
   5.31% due February 5, 1999           11,000,000      10,945,231
  PepsiCo, Inc.,
   5.40% due January 27, 1999            4,880,000       4,861,705
  Procter & Gamble Co.,
   5.22% due January 22, 1999            4,190,000       4,177,145
  Providian Master Trust,
   5.41% due January 14, 1999            5,000,000       4,990,170
  Providian Master Trust,
   5.35% due January 28, 1999            5,215,000       5,194,745
  Prudential Funding Corp.,
   5.46% due January 20, 1999           12,900,000      12,863,957
  TECO Finance, Inc.,
   5.13% due January 19, 1999            3,200,000       3,191,498
  Transamerica Financial Corp.,
   5.11% due February 22, 1999           9,850,000       9,777,888
                                                     --------------
   TOTAL INVESTMENTS (100%)
    (COST $197,256,824)                              $ 197,250,520
                                                     ==============



                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The Travelers Timed Short-Term Bond Account for Variable Annuities


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended present fairly, in all material respects, the financial position of The Travelers Timed Short-Term Bond Account for Variable Annuities at December 3l, 1998, and the results of their operations for the year then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 1998, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


Hartford, Connecticut
February 15, 1999

                                  THE TRAVELERS
                                TIMED AGGRESSIVE
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by The Travelers Investment Management Company ("TIMCO"). Account TAS is managed to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a disciplined quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account TAS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Stock Index ("S&P 400"). The S&P 400 is a value-weighted equity index comprised of midand small-company stocks.

For the twelve months ending December 31, 1998, Account TAS had a total return of 18.6%, before fees and expenses, slightly lagging the 19.1% total return of S&P 400. Net of fees and expenses, Account TAS's total return of 15.3% for the year was behind the 17.8% median return achieved by variable annuity stock funds in the Lipper Mid Cap Category.

During the third quarter of 1998, stock selection in the Consumer Discretionary, Financial Services and Utilities sectors had an adverse impact on relative performance. The prospects of an economic slowdown and even a recession in the near future hurt several retailing stocks such as Family Dollar Stores, General Nutrition and Viking Office Products. Specialty retailers such as Liz Claiborne and Neiman Marcus Group performed especially poorly during the month of August as the Russian crisis unfolded. The Utilities sector was the best performing sector in the third quarter and a small underweight position in the sector hurt performance. In addition, several positions such as Winstar Communications, Nextel Communications and AES Corp. fell sharply because of downward revisions in earnings estimates.

In the Financial Services sector, our positions in Bear Stearns and Capital One Financial hurt relative performance. Brokerage firms were hit hard in the third quarter as trading and lending losses mounted and the perception of consumer weakness sent Capital One Financial, a leading player in the credit card and consumer banking business, into a tailspin.

Relative performance was enhanced by our stock selection in the Producer Durables sector. Our position in American Power Conversion helped performance as the company confirmed strong revenue growth of 25% to 30% for 1998. Cordant Technologies also rose sharply at the end of the quarter to boost performance. We also avoided several under performing stocks such as American Standard, Danaher Corp. and Harsco Corp. which helped performance.

During the fourth quarter of 1998, stock selection in the Technology, Health Care and Financial Services sectors had an adverse impact on relative performance. Stock selection was positive in the Utilities, Materials and Processing sectors. The severe volatility in the Technology sector during the first two weeks of October contributed to our underperformance as we were unable to match the timing of our purchases and sales. While we remained neutral to the sector on average, we were unable to execute our purchases in a rising market quickly enough to replace the exposure that we had sold during the period of falling prices. In addition, we were hurt by our positions in software companies such as Peoplesoft, BMC Software and Cadence Design which turned in disappointing earnings performance.

We were hurt in the Health Care sector by our underweight position in a number of better performing stocks such as Forest Laboratories and Sybron International and biotechnology securities such as Genzyme and Chiron. Our modest position in Pharmerica, which reported a negative earnings surprise, also hurt performance. The theme of being underweight stocks which performed well in the fourth quarter despite poor earnings fundamentals also held true in the Financial Services sector. Several less liquid stocks such as Zion Bancorporation, Old Kent Financial and Reliastar Financial produced strong gains which we missed.

In the Materials and Processing sector, we were helped by our positions in construction companies such as Southdown and Vulcan Materials which responded well to the prospects of economic stability as a result of the Federal Reserve Board action to lower interest rates. In the Utilities sector, we have been emphasizing telecommunications and cellular telephone companies such as Aliant Communication and Century Telephone at the expense of the local/regional telephone companies and the electric utilities group. We were rewarded in these positions as investors paid a premium for the higher growth prospects of these companies within a relatively low growth sector.

With earnings growth slowing down, the market price-to-earnings ratio has now reached 23 times 1998 earnings. It appears that the biggest risk to the stock market still remains on the earnings front. Earnings estimates for 1999 remain high and it is quite likely that these earnings forecasts will be revised down. Despite the overhang of possible downward earnings revisions, we believe that support from low interest rates should limit excessive downside.

In our disciplined approach to stock selection, we screen our research universe of over 800 mid-cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. A small sample of our current holdings is presented here to illustrate our investment approach. In the Technology sector, we focus on higher growth industries like computer services and software through our positions in Comverse Technology, Concord EFS, Siebel Systems and Legato Systems which are still trading at reasonable valuations. Our emphasis on Watson Pharmaceuticals and Guidant Corp., leaders in the generic drugs and medical devices industries respectively, also seeks growth at a reasonable price.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


ASSETS:
    Investment securities, at market value (cost $51,781,470)..................................         $  59,515,014
    Cash   ....................................................................................               260,737
    Receivables:
        Dividends..............................................................................                43,846
        Investment securities sold.............................................................             6,678,811
        Purchase payments and transfers from other Travelers accounts..........................                15,281
        Variation on futures margin............................................................                 2,028
                                                                                                      ----------------

           Total Assets........................................................................            66,515,717
                                                                                                      ----------------

LIABILITIES:
    Payables:
        Investment securities purchased........................................................             2,151,441
        Contract surrenders and transfers to other Travelers accounts..........................                48,984
        Investment management and advisory fees................................................                 4,666
        Market timing fees.....................................................................                16,665
    Accrued liabilities........................................................................                16,818
                                                                                                      ----------------

           Total Liabilities...................................................................             2,238,574
                                                                                                      ----------------

NET ASSETS:
     (Applicable to 16,452,224 units outstanding at $3.907 per unit)...........................         $  64,277,143
                                                                                                      ================



















                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME:
    Dividends...............................................................     $        655,664
    Interest................................................................              574,546
                                                                                 -----------------

        Total Income........................................................                            $    1,230,210

EXPENSES:
    Market timing fees......................................................              914,432
    Investment management and advisory fees.................................              256,041
    Insurance charges.......................................................              914,432
                                                                                 -----------------
        Total expenses......................................................                                2,084,905
                                                                                                      ----------------

           Net investment loss..............................................                                 (854,695)
                                                                                                      ----------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold............................          110,734,105
        Cost of investment securities sold..................................           96,780,596
                                                                                 -----------------

           Net realized gain................................................                               13,953,509

    Change in unrealized gain on investment securities:
        Unrealized gain at December 31, 1997................................           15,078,427
        Unrealized gain at December 31, 1998................................            7,733,544
                                                                                 -----------------

           Net change in unrealized gain for the year.......................                               (7,344,883)
                                                                                                      ----------------

               Net realized gain and change in unrealized gain..............                                6,608,626
                                                                                                      ----------------

    Net increase in net assets resulting from operations....................                            $   5,753,931
                                                                                                      ================













                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                                                          1998              1997
                                                                                          ----              ----
OPERATIONS:
    Net investment loss........................................................    $       (854,695)   $     (591,046)
    Net realized gain from investment security transactions....................          13,953,509        14,770,772
    Net change in unrealized gain on investment securities.....................          (7,344,883)        5,613,596
                                                                                   -----------------  ----------------

        Net increase in net assets resulting from operations...................           5,753,931        19,793,322
                                                                                   -----------------  ----------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 1,162,073 and 1,773,947 units, respectively)............           4,076,993         5,233,718
    Participant transfers from other Travelers accounts
        (applicable to 285,187 and 343,016 units, respectively)................           1,020,435         1,050,497
    Market timing transfers from other Travelers timed accounts
        (applicable to 4,085,482 and 6,455,170 units, respectively)............          14,496,461        17,684,347
    Administrative charges
        (applicable to 25,033 and 38,438 units, respectively)..................             (91,340)         (117,747)
    Contract surrenders
        (applicable to 1,541,603 and 1,793,810 units, respectively)............          (5,452,058)       (5,349,748)
    Participant transfers to other Travelers accounts
        (applicable to 1,838,385 and 3,726,120 units, respectively)............          (6,504,181)      (11,042,553)
    Market timing transfers to other Travelers timed accounts
        (applicable to 11,517,409 and 7,255,179 units, respectively)...........         (36,582,507)      (18,527,841)
    Other payments to participants
        (applicable to 22,628 and 61,544 units, respectively)..................             (81,663)         (201,368)
                                                                                   -----------------  ----------------

        Net decrease in net assets resulting from unit transactions............         (29,117,860)      (11,270,695)
                                                                                   -----------------  ----------------

           Net increase (decrease) in net assets...............................         (23,363,929)        8,522,627

NET ASSETS:
    Beginning of year..........................................................          87,641,072        79,118,445
                                                                                     ---------------   ---------------

    End of year................................................................    $     64,277,143    $   87,641,072
                                                                                     ===============   ===============







                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. (formerly Travelers Group Inc.), and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. eastern standard time closing price of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter market and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price as of the close of business of the New York Stock Exchange, or, in the absence of such sale, the latest bid quotation.

REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $71,772,819 and $89,510,232, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $653,839 and $1,356,018, respectively, for the year ended December 31, 1998. Realized gains and losses from investment security transactions are reported on an identified cost basis.

Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $9,682 and $7,564 for the years ended December 31, 1998 and 1997, respectively.

At December 31, 1998, Account TAS held 21 open S&P 400 MidCap Index futures contracts expiring in March, 1999. The underlying face value, or notional value, of these contracts at December 31, 1998 amounted to $4,113,375.

Net realized gains resulting from futures contracts were $277,383 and $3,766,611 for the years ended December 31, 1998 and 1997, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1998 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TAS.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TAS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $58,013 and $69,828 of contingent deferred sales charges for the years ended December 31, 1998 and 1997, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------------
                                                               1998        1997         1996         1995         1994
                                                               ----        ----         ----         ----         ----
SELECTED PER UNIT DATA:
 Total investment income...............................    $     .056   $     .063   $     .041   $     .042   $    .036
 Operating expenses....................................          .098         .085         .069         .057        .049
                                                           -----------  ----------   ----------   ----------   ----------

 Net investment loss...................................         (.042)       (.022)       (.028)       (.015)      (.013)

 Unit value at beginning of year.......................         3.389        2.623        2.253        1.706       1.838
 Net realized and change in unrealized gains (losses)..          .560         .788         .398        .562        (.119)
                                                           -----------  ----------   ----------   ----------   ----------

 Unit value at end of year.............................    $    3.907   $    3.389   $    2.623   $    2.253   $   1.706
                                                           ===========  ==========   ==========   ==========   ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................    $      .52   $     .77    $     .37    $     .55    $   (.13)
 Ratio of operating expenses to average net assets*....          2.85 %      2.85 %       2.84 %       2.83 %       2.80 %
 Ratio of net investment loss to average net assets*...        (1.21) %     (.76) %     (1.13) %      (.74) %      (.72) %
 Number of units outstanding at end of year (thousands)        16,452      25,865       30,167       45,575       25,109
 Portfolio turnover rate...............................           113 %        92 %         98 %        113 %        142 %


*        Annualized.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1998


                                     NO. OF          MARKET
                                     SHARES           VALUE
                                   ------------    ------------
COMMON STOCKS (99.6%)

 AEROSPACE (1.4%)
  Gulfstream Aerospace Corp. (A)         4,900   $     260,925
  Precision Castparts Corp.              4,800         212,400
  Sundstrand Corp.                       7,400         383,875
                                                 --------------
                                                       857,200
                                                 --------------
 AIRLINES (0.4%)
  Alaska Air Group, Inc. (A)             3,200         141,600
  Continental Airlines, Inc. (A)         2,400          80,400
                                                 --------------
                                                       222,000
                                                 --------------
 AUTOMOTIVE (1.8%)
  Arvin Industries, Inc.                 6,200         258,462
  Harley Davidson, Inc.                  6,240         295,620
  Hertz Corp.                            3,000         136,875
  Lear Corp. (A)                         7,000         269,500
  Navistar International Corp. (A)       4,000         114,000
                                                 --------------
                                                     1,074,457
                                                 --------------
 BANKING (7.3%)
  AmSouth Bancorporation                 3,575         163,109
  Associated Banc-Corp.                  7,475         255,317
  Capital One Financial Corp.            1,600         184,000
  City National Corp.                    7,000         291,375
  Dime Savings Bank, Inc.                7,800         206,212
  First Security Corp.                  17,550         409,682
  First Tennesse National Corp.          7,900         300,446
  First Virginia Banks, Inc.             3,200         150,400
  Hibernia Corp.                        21,100         366,613
  M & T  Bank Corp.                        333         172,806
  Marshall & Ilsley Corp.                6,400         370,600
  Mercantile Bankshares Corp.            7,950         305,826
  North Fork Bancorp, Inc.              13,400         320,762
  Old Kent Financial Corp.               2,800         130,200
  Southtrust Corp.                       9,350         345,073
  Sovereign Bancorp, Inc.               18,200         258,212
  Wilmington Trust Co.                   2,000         123,187
                                                 --------------
                                                     4,353,820
                                                 --------------
 BEVERAGE (0.5%)
  Brown-Forman Corp.                     4,000         302,750
                                                 --------------

 BROKERAGE (1.7%)
  A.G. Edwards, Inc.                     9,050         337,112
  Paine Webber Group, Inc.               9,100         351,488
  Price T Rowe & Associate, Inc.         9,300         316,780
                                                 --------------
                                                     1,005,380
                                                 --------------
 BUILDING MATERIALS (2.2%)
  Centex Corp.                           5,600         252,350
  Masco Corp.                            6,300         181,125
  Southdown, Inc.                        5,900         349,206
  Vulcan Materials Co.                   4,000         526,250
                                                 --------------
                                                     1,308,931
                                                 --------------

 CAPITAL GOODS (1.9%)
  Allied Waste Industries, Inc. (A)     10,300   $     243,337
  Cordant Technologies, Inc.             6,320         237,000
  Crane Co.                              3,925         118,486
  Leggett & Platt, Inc.                 17,300         380,600
  Thomas & Betts Corp.                   3,500         151,594
                                                 --------------
                                                     1,131,017
                                                 --------------
 CHEMICALS (2.0%)
  Albemarle Corp.                       11,400         270,750
  Crompton & Knowles Corp.              12,400         256,525
  Mylan Laboratories, Inc.               7,900         248,850
  Solutia, Inc.                         19,500         436,312
                                                 --------------
                                                     1,212,437
                                                 --------------
 CONSTRUCTION MACHINE (0.3%)
  Ingersoll-Rand Co.                     4,000         187,750
                                                 --------------

 CONSUMER (1.1%)
  Furniture Brands, Inc. (A)             7,800         212,550
  Hon Industries, Inc.                   7,880         188,627
  Meredith Corp.                         3,400         128,775
  Whirlpool Corp.                        1,900         105,212
                                                 --------------
                                                       635,164
                                                 --------------
 CONSUMER SERVICES (0.2%)
  Knight-Ridder, Inc.                    2,300         117,588
                                                 --------------

 ENTERTAINMENT (0.5%)
  International Game
   Technology, Inc.                     12,400         301,475
                                                 --------------

 ENVIROMENTAL (0.5%)
  United States Filter Corp. (A)        13,600         311,100
                                                 --------------

 FINANCE (1.8%)
  Comdisco, Inc.                        18,800         317,250
  Countrywide Credit Industries, Inc.    2,700         135,506
  Finova Group, Inc.                     6,000         323,625
  Greenpoint Financial Co.               8,900         312,613
                                                 --------------
                                                     1,088,994
                                                 --------------
 FOOD (5.0%)
  Brinker International, Inc. (A)       10,700         308,962
  Cracker Barrel Old Country
   Store, Inc.                           7,700         179,265
  Dean Foods Co.                         5,490         224,060
  Flowers Industries, Inc.              10,700         256,131
  IBP, Inc.                             12,400         361,150
  Interstate Bakeries Corp.             10,300         272,306
  Starbucks Corp. (A)                    5,500         308,000
  Suiza Foods Corp. (A)                  7,300         371,843
  Tyson Foods, Inc.                     15,900         337,875
  US Foodservice, Inc. (A)               7,000         343,000
                                                 --------------
                                                     2,962,592
                                                 --------------

                                     NO. OF          MARKET
                                     SHARES           VALUE
                                   ------------    ------------
 HEALTHCARE (3.4%)
  Covance, Inc. (A)                      3,500   $     101,938
  Foundation Health
   Systems, Inc. (A)                     8,300          99,081
  Guidant Corp.                          3,000         330,750
  Health Management
   Associates, Inc. (A)                 26,875         581,172
  Pacificare Health Systems, Inc. (A)    4,400         349,662
  Quintiles Transnational Corp. (A)      5,000         266,719
  Total Renal Care Holdings, Inc. (A)    9,400         277,888
                                                 --------------
                                                     2,007,210
                                                 --------------
 HOME CONSTRUCTION (0.2%)
  Clayton Homes, Inc.                    9,437         130,349
                                                 --------------

 INDUSTRIAL (5.0%)
  Allegiance Corp.                       7,900         368,338
  Cintas Corp.                          10,700         753,346
  Convegys Corp. (A)                     6,100         136,488
  Hillenbrand Industries, Inc.           2,200         125,125
  Miller (Herman), Inc.                 10,100         270,806
  Minerals Technologies, Inc.            2,600         106,438
  Modis Professional
   Services, Inc. (A)                    6,600          95,700
  National Service Industries, Inc.      5,500         209,000
  Noble Drilling Corp. (A)              15,600         201,825
  Pentair, Inc.                          5,500         218,969
  Robert Half International, Inc. (A)    5,800         259,188
  Teleflex, Inc.                         5,500         250,938
                                                 --------------
                                                     2,996,161
                                                 --------------
 INSURANCE (3.7%)
  AFLAC, Inc.                           18,600         818,400
  Ambac Financial Group, Inc.            4,200         252,787
  Enhance Financial Services
   Group, Inc.                           4,000         120,000
  Hartford Life, Inc.                    3,000         174,750
  Old Republic International Corp.      13,650         307,125
  Oxford Health Plans, Inc. (A)         10,200         151,087
  PMI Group, Inc.                        1,900          93,812
  Protective Life Corp.                  7,000         278,687
                                                 --------------
                                                     2,196,648
                                                 --------------
 INTERGRATED ENERGY (0.3%)
  Pennzoil-Quaker State Co. (A)         10,911         160,942
                                                 --------------

 MEDIA (1.8%)
  Cox Radio, Inc. (A)                    3,900         164,775
  Interpublic Group Companies, Inc.      2,100         167,475
  New York Times Co.                     6,700         232,406
  TCA Cable TV, Inc.                     3,000         106,969
  Valassis Communications, Inc. (A)      3,200         165,200
  Washington Post Co.                      370         213,837
                                                 --------------
                                                     1,050,662
                                                 --------------
 METALS (0.1%)
  U.S. Steel Group                       3,900          89,700
                                                 --------------

 NATURAL GAS DISTRIBS (1.5%)
  El Paso Energy Corp.                   9,800   $     341,163
  Keyspan Energy Corp.                   7,900         244,900
  MCN Energy Group, Inc.                 4,200          80,063
  National Fuel Gas Co.                  5,000         225,938
                                                 --------------
                                                       892,064
                                                 --------------
 OIL FIELD (1.4%)
  ENSCO International, Inc.             11,800         126,113
  Global Marine, Inc. (A)               10,900         100,144
  Smith International, Inc. (A)          4,800         120,900
  Tidewater, Inc.                        3,900          90,431
  Transocean Offshore, Inc.             11,700         313,706
  Varco International, Inc. (A)         11,700          90,675
                                                 --------------
                                                       841,969
                                                 --------------
 PAPER (1.1%)
  Mead Corp.                             6,600         193,463
  P.H. Glatfelter Co.                   10,700         132,413
  Reynolds & Reynolds Co.                5,100         116,981
  Sonoco Products Co.                    6,950         205,894
                                                 --------------
                                                       648,751
                                                 --------------
 PHARMACEUTICALS (5.3%)
  Bergen Brunswig Corp.                 12,550         437,680
  Centocor, Inc. (A)                     7,700         346,981
  Chiron Corp. (A)                      11,900         311,258
  CVS Corp.                              5,148         283,140
  ICN Pharmaceuticals, Inc.             10,800         244,350
  McKesson Corp.                         9,000         711,562
  Omnicare, Inc.                         6,000         208,500
  Watson Pharmaceuticals, Inc. (A)       9,660         607,372
                                                 --------------
                                                     3,150,843
                                                 --------------
 RAILROADS (0.9%)
  Kansas City Southern
   Industries, Inc.                      5,500         270,531
  Trinity Industries, Inc.               6,700         257,950
                                                 --------------
                                                       528,481
                                                 --------------
 REFINING (1.1%)
  Ashland, Inc.                          3,400         164,475
  Murphy Oil Corp.                       3,000         123,750
  Tosco Corp.                           10,300         266,513
  Valero Energy Corp.                    3,600          76,500
                                                 --------------
                                                       631,238
                                                 --------------
 RETAILERS (6.3%)
  Abercrombie & Fitch Co. (A)            5,600         396,200
  AutoZone, Inc. (A)                     4,000         131,750
  Bed Bath & Beyond, Inc. (A)           16,800         572,774
  Best Buy Company, Inc. (A)             6,300         386,662
  Borders Group, Inc. (A)                4,000          99,750
  Ethan Allen Interiors, Inc.            2,700         110,700
  Family Dollar Stores, Inc.            22,800         501,600
  Office Depot, Inc. (A)                21,400         790,462
  OfficeMax, Inc. (A)                    7,880          95,545
  Payless ShoeSource, Inc. (A)           3,200         151,600
  Ross Stores, Inc.                      3,200         125,900
  Saks, Inc. (A)                         4,300         135,719
  TJX Companies, Inc.                    7,800         226,200
                                                 --------------
                                                     3,724,862
                                                 --------------


                                     NO. OF          MARKET
                                     SHARES           VALUE
                                   ------------    ------------
 SERVICES (7.5%)
  Altera Corp. (A)                       9,400   $     571,638
  Biogen, Inc. (A)                       7,400         613,738
  Biomet, Inc.                           4,800         193,050
  Cadence Design Systems, Inc. (A)      19,550         581,613
  Concord EFS, Inc. (A)                  5,100         216,113
  Ecolab, Inc.                           6,900         249,694
  Lincare Holdings, Inc. (A)             5,300         214,815
  Mail-Well, Inc. (A)                   25,800         295,088
  Maytag Corp.                           2,600         161,850
  Olsten Corp.                          24,500         180,688
  Stryker Corp.                          5,800         319,363
  SunGard Data Systems, Inc. (A)        10,900         432,594
  Xilinx, Inc. (A)                       6,700         436,128
                                                 --------------
                                                     4,466,372
                                                 --------------
 SUPERMARKETS (0.9%)
  Hannaford Brothers Co.                 5,800         307,400
  Kroger Co. (A)                         3,900         235,950
                                                 --------------
                                                       543,350
                                                 --------------
 TECHNOLOGY (15.9%)
  Affiliated Computer
   Service, Inc. (A)                     3,100         139,500
  American Power
   Conversion Corp. (A)                  9,900         479,221
  Analog Devices, Inc. (A)               5,800         181,975
  Atmel Corp. (A)                       16,500         252,140
  Citrix Systems, Inc. (A)               2,100         203,765
  Compuware Corp. (A)                   14,500       1,132,359
  Comverse Technology, Inc. (A)          5,300         376,134
  Fiserv, Inc. (A)                       5,350         275,023
  General Instrument Corp. (A)           5,800         196,837
  Intuit, Inc. (A)                       4,000         290,000
  Keane, Inc. (A)                        7,000         279,562
  Legato Systems, Inc. (A)               3,300         217,594
  Lexmark International
   Group, Inc. (A)                       7,100         713,550
  Linear Technology Corp.                5,500         492,421
  Maxim Integrated Products, Inc. (A)    7,700         336,153
  Molex, Inc.                            9,000         342,843
  Networks Associates, Inc. (A)         10,150         673,388
  Parker-Hannifin Corp.                  4,400         144,100
  Sanmina Corp. (A)                      4,200         261,975
  Siebel System, Inc. (A)               10,200         346,163
  Sterling Commerce, Inc. (A)            7,000         315,000
  Storage Technology Corp. (A)           9,100         323,619
  Symbol Technologies, Inc.              6,900         441,169
  Synopsys, Inc. (A)                     4,000         216,750
  Tech Data Corp. (A)                    7,300         293,369
  Teradyne, Inc. (A)                     5,600         237,300
  Transaction System
   Architects, Inc. (A)                  3,200         161,000
  Veritas Software Corp. (A)             2,000         119,750
                                                 --------------
                                                     9,442,660
                                                 --------------
 TELECOMMUNICATIONS (3.0%)
  ADC Telecommunications, Inc. (A)       8,900   $     308,162
  Aliant Communications, Inc.            9,100         371,109
  Century Telephone Enterprises, Inc.   10,650         718,875
  Qualcomm, Inc. (A)                     4,400         227,700
  Winstar Communications, Inc. (A)       3,900         151,978
                                                 --------------
                                                     1,777,824
                                                 --------------
 TEXTILE (0.5%)
  Jones Apparel Group, Inc. (A)          7,000         154,438
  VF Corp.                               2,600         121,875
                                                 --------------
                                                       276,313
                                                 --------------
 TOBACCO (0.1%)
  Universal Corp.                        2,300          80,788
                                                 --------------

 TRANSPORTATION (1.3%)
  Airborne Freight Corp.                 8,273         298,345
  GATX Corp.                             7,800         295,425
  J.B. Hunt Transportation
   Services, Inc.                        7,000         160,781
                                                 --------------
                                                       754,551
                                                 --------------
 UTILITIES (9.7%)
  AES Corp. (A)                          4,300         203,713
  Alltel Corp.                           5,246         313,776
  Baltimore Gas & Electric Co.           4,600         142,025
  CalEnergy Company, Inc. (A)            9,200         319,125
  CMS Energy Corp.                       3,100         150,157
  Dominion Resources, Inc.               3,400         158,950
  FirstEnergy Corp.                      7,900         257,244
  GPU, Inc.                              3,400         150,238
  Inland Steel Industries, Inc.          9,600         162,000
  Minnesota Power, Inc.                  6,400         281,600
  Montana Power Co.                      8,300         469,469
  New England Electric System            7,300         351,313
  NIPSCO Industries, Inc.               15,000         456,563
  Northeast Utilities (A)                8,500         136,000
  OGE Energy Corp.                       8,700         252,300
  Peco Energy Co.                        4,300         178,988
  Pinnacle West Capital Corp.           10,100         427,988
  Pubic Service of New Mexico           13,600         277,950
  SCANA Corp.                           12,400         399,900
  TECO Energy, Inc.                     12,800         360,800
  Wisconsin Energy Corp.                10,900         342,669
                                                 --------------
                                                     5,792,768
                                                 --------------
   TOTAL COMMON STOCKS
    (COST $51,523,579)                              59,257,161
                                                 --------------

                                    PRINCIPAL        MARKET
                                     AMOUNT           VALUE
                                   ------------    ------------
SHORT-TERM INVESTMENTS (0.4%)

 COMMERCIAL PAPER (0.4%)
  Household Finance Corp.,
   5.12% due January 4, 1999     $     258,000   $     257,853
                                                 --------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $257,891)                        257,853
                                                 --------------

                                    NOTIONAL
                                      VALUE
                                   ------------
FUTURES CONTRACTS (0.0%)

  S&P 400 MidCap Index,
   Exp. March, 1999 (B)          $   4,113,375               -
                                                 --------------


   TOTAL INVESTMENTS (100%)
    (COST $51,781,470) (C)                       $  59,515,014
                                                 ==============

NOTES

(A)  Non-income Producing Security.

(B) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(C) At December 31, 1998, net unrealized appreciation for all securities was $7,733,544. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $10,028,031 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $2,294,487.


                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The Travelers Timed Aggressive Stock Account for Variable Annuities


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended present fairly, in all material respects, the financial position of The Travelers Timed Aggressive Stock Account for Variable Annuities at December 3l, 1998, and the results of their operations for the year then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 1998, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP


Hartford, Connecticut
February 15, 1999





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                               Investment Advisers
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES




                             Independent Accountants
                           PRICEWATERHOUSECOOPERS LLP
                              Hartford, Connecticut



                                    Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York















This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, or The Travelers Timed Aggressive Stock Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.











VG-182 (Annual) (12-98) Printed in U.S.A.